UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): June 18, 2026

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 18, 2026, Centrus Energy Corp. (the “Company”) entered into a Seventh Amendment to the Section 382 Rights Agreement (the “Seventh Amendment”), which amends the Section 382 Rights Agreement, dated as of April 6, 2016 (the “Rights Agreement”), by and among the Company and Computershare Trust Company, N.A. and Computershare Inc., as rights agent, as previously amended by (i) the First Amendment to the Rights Agreement dated as of February 14, 2017; (ii) the Second Amendment to the Rights Agreement dated as of April 3, 2019; (iii) the Third Amendment to the Rights Agreement dated as of April 13, 2020; (iv) the Fourth Amendment to the Rights Agreement dated as of June 16, 2021; (v) the Fifth Amendment to the Rights Agreement dated as of June 20, 2023; and (vi) the Sixth Amendment to the Rights Agreement dated as of May 28, 2024. The Seventh Amendment was approved by the Board of Directors of the Company (the “Board”) on March 10, 2026, and approved by the Company’s stockholders at the Company’s annual meeting of the stockholders held on June 18, 2026.

The Seventh Amendment (a) extends the Final Expiration Date (as defined in the Rights Agreement) from June 30, 2026 to June 30, 2029 and (b) increases the purchase price for each one one-thousandth (1/1000th) of a share of the Company’s Series A Participating Cumulative Preferred Stock, par value $1.00 per share, from $160.38 to $1,143.95 in light of the increase in the trading price of the Company’s Class A common stock since the adoption of the Fifth Amendment.

The Seventh Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Seventh Amendment has been adopted in order to preserve for the Company’s stockholders the long-term value of the Company’s net operating loss carry-forwards for United States federal income tax purposes and other tax benefits.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 7, 2016, the First Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on January 5, 2017, the Second Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 4, 2019, the Third Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 14, 2020, the Fourth Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on June 16, 2021, the Fifth Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on June 20, 2023, the Sixth Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on May 28, 2024, and the Seventh Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2026, the Board appointed Yanhong Dai, age 53, to serve as the Company’s principal accounting officer, effective June 18, 2026. Todd M. Tinelli will remain the Company’s Senior Vice President, Chief Financial Officer and Treasurer, and principal financial officer.

Ms. Dai has served as Chief Accounting Officer at the Company since February 2026. In that role, Ms. Dai has been primarily responsible for technical accounting, financial reporting and compliance, and other accounting functions, with Mr. Tinelli then serving as the principal accounting officer of the Company. From October 2025 until February 2026, Ms. Dai served as Senior Director of Finance at the Company. Prior to joining the Company, Ms. Dai was Managing Director, Corporate Controller at Hartree Partners LP from December 2022 to October 2025, and Senior Manager, SEC Reporting and Technical Accounting at PC Connection, Inc. from December 2020 to December 2022. Earlier in her career, Ms. Dai served in various accounting roles at Sprague Energy. Ms. Dai earned a B.S. in Physics from Hubei Normal University, an M.S. in Physics from Eastern Michigan University, and an M.S. in Accounting from the University of New Hampshire, and is a certified public accountant.

Ms. Dai’s annual base salary is $250,000 and she is eligible to receive an annual cash incentive award target equal to 40% of her base salary. Ms. Dai is also eligible to participate in the Company’s benefit plans that are generally available to employees of the Company.

There is no arrangement or understanding with any person pursuant to which Ms. Dai is being appointed as principal accounting officer. There are no family relationships between Ms. Dai and any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 18, 2026, the Company held its 2026 annual meeting of stockholders (the "Annual Meeting"). As of April 20, 2026, the record date for the Annual Meeting, there were 18,952,387 shares of the Company’s Class A common stock outstanding, each entitled to one vote. The number of shares of the Company’s Class A common stock present at the annual meeting was 12,756,006, or approximately 67%.

At the Annual Meeting, the Company’s stockholders voted on five proposals and cast their votes as described below. The proposals are described in detail in the Company’s 2026 Proxy Statement.

Proposal 1

The Company’s stockholders elected six directors (listed below) to hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified. There were no abstentions. The number of votes cast for or withheld and the broker non-votes were as follows:

Nominee	For	Withheld
Kirkland H. Donald	8,468,308	209,498
Tina W. Jonas	6,598,641	2,079,165
William J. Madia	8,418,010	259,796
Ray A. Rothrock	8,534,596	143,210
Amir V. Vexler	8,542,789	135,017
Mikel H. Williams	8,033,351	644,455

Broker Non-Votes: 4,078,200

Proposal 2

The Company’s stockholders cast their votes with respect to the approval on an advisory basis of the Company’s executive compensation (i.e., "say-on-pay") as follows:

For	Against	Abstain	Broker Non-Votes
8,144,054	380,092	153,660	4,078,200

Proposal 3

The Company’s stockholders cast their votes as follows with respect to the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to permit the exculpation of officers to be included in the Second Amended and Restated Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
6,724,942	1,801,154	151,710	4,078,200

Proposal 4

The Company’s stockholders cast their votes with respect to the approval of the Section 382 Rights Agreement, as amended by the Seventh Amendment, as follows:

For	Against	Abstain	Broker Non-Votes
7,664,845	853,077	159,884	4,078,200

Proposal 5

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2026 as follows:

For	Against	Abstain	Broker Non-Votes
12,548,012	55,847	152,147	0

Item 9.01 Financial Statements and Exhibits

On June 18, 2026, the Company issued a press release with respect to the Seventh Amendment to the Section 382 Rights Agreement. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description

4.1	Seventh Amendment to the Section 382 Rights Agreement, dated as of June 18, 2026, by and among Centrus Energy Corp., Computershare Trust Company, N.A., and Computershare Inc.
99.1	Press Release dated June 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	June 18, 2026	By:	/s/ Todd M. Tinelli
Todd M. Tinelli
Senior Vice President, Chief Financial Officer, and Treasurer